TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1996-1
                                      Monthly Statement
                           For the Collection Period ended 6/30/97

                                                                    NOTE
                                                   COLLECTION     DISTRIBUTION
                                                     ACCOUNT        ACCOUNT

Beginning Balance				                                   	$0.00

Deposit of Collections and Other Amounts

Collections during the Collection Period [4.7(b)] $5,249,590.19
Less: Collections to reimburse Servicer Advances  (1,135,644.56)
      [4.7(c)(i)]
Less: Collections from Repurchased Leases or               0.00
      Substituted Leases [4.7(c)(ii)]
Add: Servicer Advances [3.3]                       1,207,001.09
Add: Investment Earnings                              28,138.23
Available Amount                                  $5,349,084.95

Payments on Payment Date [4.8]

 (a) Unreimbursed Servicer Advances to the Servicer        0.00
     (when deemed by Servicer to be uncollectible)

 (b) Servicing Fee Arrearage to the Servicer               0.00

 (c) Servicing Fee to the Servicer                   (96,714.40)

 (d) Class A Interest Arrearage                            0.00           0.00
     to Holders of Class A Notes
 (e) Class A Interest Payment Amount                (477,040.94)    477,040.94
     to Holders of Class A Notes
 (f) Class B Interest Arrearage                            0.00           0.00
     to Holders of Class B Notes
 (g) Class B Interest Payment Amount                  (58,547.29)    58,547.29
     to Holders of Class B Notes
 (h) Class A Principal Payment Amount              (4,175,447.55) 4,175,447.55
     to Holders of Class A Notes
 (i) Class B Principal Payment Amount as follows:
     1) to Holders of Class A Notes to extent of            0.00          0.00
        Subordination Shortfall

     2) remainder Holders of Class B Notes if               0.00          0.00
        Restricting Event exists

     3) remainder to Holders of Class B Notes         (541,334.77)  541,334.77
        if no Restricting Event exists

 (j) Holders of Class B Notes if Restrcting Event exists     0.00

 (k) Holders of the Trust Certificate                 			    0.00

 Subtotal                                           (5,349,084.95)5,252,370.55

Distributions to Noteholders                                     (5,252,370.55)

Ending Balance                                              0.00          0.00

                                   TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1996-1
                                       Monthly Statement
                             For the Collection Period ended 6/30/97

SUBORDINATION AMOUNT
	Aggregate Discounted Lease Balance                     $111,479,174
	(on the last day of the Collection Period)
	Add:  Available Amount                                            0
	Less: Outstanding Class A Principal Balance             (91,551,832)
	(after current Payment Date)
	Subordination Amount                                    $19,927,342

	Minimum Required Subordination Amount                    $5,640,396

	Subordination Shortfall                                          $0

RESTRICTING EVENT CALCULATIONS

 (1) Average Aggregate Delinquencies-trailing 6 months        704,596
     Average Aggregate Discounted Lease Balance -         123,926,337
     Trailing 6 months

 Delinquency Ratio                                              0.57%

 Maximum Delinquency Ratio                                      2.00%

 (2) Aggregate Discounted Lease Balance of Charged-off      1,005,762
     Leases - trailing 6 months

 Annualized Net Charge-offs                                 2,011,524

 Average Aggregate Discounted Lease Balance -             123,926,337
 Trailing 6 months

 Charge-off Ratio                                               1.62%

 Maximum Charge-off Ratio                                       5.00%

 Restricting Event                                                NO

SUBSTITUTION CALCULATIONS (SECTION 5.1)

 (1) Cumulative Discounted Lease Balance of Leases                 $0
     substituted for Leases subject to Defaulted Leases

 Maximum ADLB of substituted Leases                        $9,024,634
 (6% of ADLB at Closing Date)

 (2) Cumulative Discounted Lease Balance of Leases                 $0
     Substituted for Leases subject to Warranty Event

 Maximum ADLB of substituted Leases                        $7,520,529
 (5% of ADLB at Closing Date)

 (3) Cumulative Discounted Lease Balance of Leases                 $0
     Substitituted for Leases

 Maximum ADLB of substituted Leases                       $15,041,057
 (10% of ADLB at Closing Date)

 (4) Aggregate Discounted Lease Balance                  $111,479,174
     (on the last day of the Collection Period)
     Less: Outstanding Class A Principal Balance         ($95,727,279)
     (on the last day of the Collection Period)
     Substitution Subordination Amount                    $15,751,895

 Greater of:
 a) 15% of ADLB on the last day of the Collection Period  $16,721,876
 b) Minimum Required Subordination Amount                  $5,640,396

 If substitution subordination amount does not exceed the Greater of (a) and (b), there can be no substitutions for Early Termination Leases or Warranty Events

EARLY TERMINATION LEASES (Section 3.2(b))

Aggregate Discounted Lease Balance of all Leases which     $3,414,812
 have become Early Termination Leases or Partial Early
 Termination Leases
Less: Cumulative Discounted Lease Balance of leases                $0
 substituted for Early Termination Leases
Net Aggregate Discounted Lease Balance of Early            $3,414,812
 Termination Leases

Maximum Early Termination Leases                           $4,790,157
(3% of ADLRB at Cut-Off Date)

                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1996-1
                                    Monthly Statement
                          For the Collection Period ended 6/30/97

PAYMENTS ON CLASS A & B SECURITIES (PER $1,000 OF INITIAL PRINCIPAL BALANCE, PER PAGE 34 & 35 OF PROSPECTUS SUPPLEMENT)

	CLASS A
	Principal Payment								                                 $32.6592152
	Interest Payment								                                   $3.7312845

	CLASS B
	Principal Payment								                                 $39.9894164
	Interest Payment								                                   $4.3249983

Remaining outstanding principal balance, Class A									 $716.0935292
(per $1,000 of initial principal balance)

Remaining outstanding principal balance, Class B									 $741.6367438
(per $1,000 of initial principal balance)

Class A Pool Factor									                                71.6093529%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

Class B Pool Factor									                                74.1636744%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

DISCOUNTED LEASE AND RESIDUAL DATA

ADLB on the last day of the Collection Period									   $111,479,173.87
ADLRB on the last day of the Collection Period									  $120,164,996.33

LOSS AND DELINQUENCY DATA

DLB of Defaulted Leases for the Collection Period									   $145,055.81
# of Defaulted Leases for the Collection Period									              16

DLB of Early Termination Leases for the Collection Period				$343,181.02
# of Early Termination Leases for the Collection Period									      67

DLB of Partial Early Termination Leases for the                    $0.00
 Collection Period
# of Partial Early Termination Leases for the                          0
 Collection Period

DLB of Repurchased Leases for the Collection Period									        $0.00
# of Repurchased Leases	for the Collection Period								               0

DLB of delinquent Leases (90 days delinquent) 									     $1,136,118.35
for the Collection Period

                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1996-1
                                   Monthly Statement
                          For the Collection Period ended 6/30/97

                                  ADLB
				                          PER AR AGING		           PERCENT

Current                        107,000,309              95.98%
31-60 Days Past Due              2,527,676               2.27%
61-90 Days Past Due                815,071               0.73%
Over 90 Days Past Due            1,136,118               1.02%
Total                          111,479,174             100.00%